Supplement to the
Fidelity® Small Cap Value Fund
September 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee(s) has been removed.

SCV-SUM-17-01 1.9886623.100	November 17, 2017

Supplement to the
Fidelity® Small Cap Value Fund
Class A, Class M, Class C and Class I
September 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee has been removed.

Effective October 1, 2017, the following replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 29 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

ASCV-SUM-17-03 1.9881467.102	November 17, 2017